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                           FORM 8-K.--CURRENT REPORT
             (As last amended in Rel. No. 34-36968, eff. 8/13/92.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            June 29, 1995
                                 Selfix, Inc.
(Exact name of registrant as specified in its charter)
Delaware                         0-17237                          36-2490451
(State or other jurisdiction   (Commission                      IRS Employer of
    incorporation)              File Number)                 Identification No.)
4501 West 47th Street    Chicago, IL                                60632
             (Address of principal executive offices)             (Zip Code)
Registrant's telephone number, including area code        (312) 890-1010

         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

    On May 31, 1995, the registrant signed a letter of intent to acquire the common stock of Mericon Child Safety Products, a division of the Denshaw Corporation, Inc., for $225,000 cash and 250,000 shares of Selfix, Inc. common stock. The value of the stock will be based on the closing price on the day the transaction is completed.

    There was no material relationship between Mericon Child Safety Products, or Denshaw Corporation, Inc. or any of its affiliates, directors or officers or the Registrant or any of its affiliates, directors or officers. Mericon Child Safety Products is a manufacturer of juvenile home safety products, such as toilet seat locks, cabinet locks and electrical outlet covers.
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                                 SIGNATURE PAGE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   SELFIX, INC.


                                                   By: /s/ James E. Winslow
                                                       ------------------------
                                                       James E Winslow
                                                       Senior Vice President and
                                                       Chief Financial Officer





June 29,1995